EXHIBIT 10.34

OPTION NO. 18

                               Recoton Corporation

                          COMMON STOCK PURCHASE OPTION

                                             For the Purchase of 10,000 Shares

          This certifies that, for value received, The Equity Group Inc. (the "Holder") is entitled, subject to the terms and conditions hereinafter set forth, at any time, and from time to time, prior to and including March 31, 2003, to purchase up to a total of 10,000 shares of Common Stock, $.20 par value ("Common Stock"), of Recoton Corporation, a New York corporation (the "Company"), at a price of $25.50 per share, in lawful funds of the United States of America payable in cash or by certified or official bank check, such price and the number of shares purchasable pursuant hereto being subject to adjustment upon the contingencies set forth in this option (such price, as adjusted from time to time, is called the "Purchase Price"). Upon presentation and surrender of this Option, with the Subscription Form annexed hereto duly executed, together with payment of the Purchase Price of the shares of Common Stock thereby purchased, at the principal office of the Company, the Holder shall be entitled to receive a certificate or certificates representing the shares of Common Stock so purchased. All shares which may be issued upon the exercise of this option will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect thereto.

          This Option is subject to the following terms and conditions:

1.        EXERCISE

          The purchase rights represented by this Option are exercisable at the option of the Holder in whole at any time but in no event after March 31, 2003. In the case of the purchase of less than all the shares purchasable under this Option, the Company shall cancel this Option upon the surrender hereof and shall execute and deliver a new Option of like tenor for the balance of the shares purchasable hereunder.

2.        REGISTRATION

          2.1 REGISTRATION OF OPTION COMMON STOCK; OPTION TO PURCHASE. If the Company shall at any time and from time to time after the date hereof propose the registration under the Securities Act of 1933 (which Act, together with any similar Federal statute in force in the future, is hereinafter referred to as the "Act") of any securities of the Company, the Company shall give written notice of such proposed registration to the Holder and will permit the Holder to offer for sale, sell or otherwise dispose of such number of shares of Option Common Stock (as such term is defined below) as the Holder, by written notice (delivered to the Company within 30 days of the Holder's receipt of the notice of the proposed registration) specifies, by including such shares of Option Common Stock in the proposed registration. For purposes of this Option, "Option Common Stock" shall mean shares of Common Stock issued or issuable upon the exercise of this Option. Notwithstanding the foregoing, whenever the Holder shall notify the Company of its intention to exercise its rights under said Articles, the Company may, instead of granting such rights, and at the Company's sole option, purchase for cash any shares of Common Stock of the Company then held by the Holder pursuant to this Option at the greater of any Public Offering Price (as determined by reference to any then pending Registration Statement prepared by the Company), the closing price on Nasdaq for the prior 30 trading days (discarding the five highest and five lowest prices) or $25.50 per share.

          2.2 COSTS AND EXPENSES. The Holder shall bear all costs and expenses of any registration and qualifications pursuant to subsection 2.1 directly attributable to the inclusion in any such registration of any Option Common Stock; PROVIDED, HOWEVER, that the Company shall bear 50% of such expenses (legal, printing, filing fees) up to a maximum of $5000. The Company, however, shall bear all costs and expenses attributable to any such registration which the Company would have borne had no Option Common Stock been included therein.

          2.3 INDEMNIFICATION. The Company shall indemnify and hold harmless the Holder and any underwriter (as defined in the Act) for such Holder, and each person, if any, who controls the Holder or underwriter within the meaning of the Act, against all losses, claims, damages or liabilities, joint or several, to which such Holder or underwriter or controlling person may be subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, joint or several, to which such Holder or underwriter or controlling person may be subject, under the Act or otherwise, are caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which shares of Option Common Stock were registered under the Act, or qualified under the Blue Sky laws of applicable jurisdictions, pursuant to this Section 2, any prospectus contained therein, or any amendment or supplement thereto, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement or omission based upon and made in conformity with information furnished to the Company in writing by the Holder or by any underwriter for the Holder expressly for use therein in which case the Holder shall indemnify, hold harmless and defend the Company against all such losses, claims damages or liabilities.

          2.4 LEGEND. The Company may imprint on all certificates representing shares of Option Common Stock, or shares issued in substitution or exchange therefor, the following legend:

               "These shares have not been registered under the Securities Act of 1933, as amended, and may not be sold, assigned or otherwise transferred without registration thereunder unless the Company Corporation has received the written opinion of counsel satisfactory to it that, after investigation of the relevant facts, such counsel is of the opinion that such sale, assignment or transfer does not involve a transaction requiring registration under the Securities Act of 1933, as amended."

          2.5 ADDITIONAL ACTS. The Holder shall take all actions, as may be required by the Company, to comply with all applicable rules and regulations promulgated pursuant to the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

3.       COMPANY'S ACKNOWLEDGMENT OF OBLIGATIONS

          The Company will, at the time of the exercise of this option, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to the Holder any rights (including without limitation, any right to registration of the shares of Option Common Stock) to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Option; PROVIDED, HOWEVER, that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights. The aforementioned rights shall be personal to the Holder and shall not be transferred or assigned.

4.        ADJUSTMENTS

          4.1 SUBDIVISION OR COMBINATION OF SHARES. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Option Common Stock purchasable hereunder shall be proportionately increased. In case the outstanding shares of the Common Stock of the Company shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Option common Stock purchasable hereunder shall be proportionately reduced. Except upon consolidation or reclassification of the shares of Common Stock of the Company as provided for in this subsection 4.1, the Purchase Price in effect at any time may not be adjusted upward or increased in any manner whatsoever.

          4.2 REORGANIZATION, MERGERS, ETC. If any capital reorganization or reclassification of the capital stock of the Company (other than as provided in subsection 4.1), or consolidation or merger of the Company with another corporation, or the sale or conveyance of all or substantially all of its assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale or conveyance, lawful and adequate provisions shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Option and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger, sale or conveyance not taken place. In any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including without limitation provisions for adjustment of the Purchase Price and of the number of shares purchasable upon the exercise of this option) shall thereafter be applicable, as nearly as may be in relation to any stock, securities or assets thereafter deliverable upon the exercise hereof.

          4.3 NOTICE TO HOLDER. (a) Upon any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of this Option then, and in each such case, the Company within 30 days thereafter shall give written notice thereof, pursuant to Section 9, which notice shall state the increased or decreased number of shares purchasable upon the exercise of this Option, setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the provisions of paragraph (b) of this subsection 4.3.

          (b) In case at any time:

               (i) The Company shall declare any dividend upon its Common Stock payable otherwise than in cash or in Common Stock of the Company or payable otherwise than out of net income or retained earnings of the Company; or

               (ii) The Company shall offer for subscription to the holders of its Common Stock any additional shares of stock of any class or any other securities convertible into or exchangeable for shares of stock or any rights or options to subscribe thereto; or

               (iii) There shall be any capital reorganization or reclassification of the capital stock of the Company, or a sale or conveyance of all or substantially all of the assets of the Company, or a consolidation or merger of the Company with another corporation; or

               (iv) There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give written notice, pursuant to Section 9, at the earliest time legally practicable (and not less than 30 days before any record date or other date set for definitive action) of the date on which (A) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or option or (B) such reorganization, reclassification, sale, conveyance, consolidation, merger, dissolution, liquidation or winding up shall take place, as the case may be. Such notices shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution, subscription rights or options or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, conveyance, consolidation, merger, dissolution, liquidation, or winding up, as the case may be (on which date, in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company, the right to exercise this option shall cease and terminate).

5.        REPLACEMENT

          Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this option, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Option, if mutilated, the Company will make and deliver a new Option of like tenor, in lieu of this option.

6.        NO FRACTIONAL SHARES

          The Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may at its option in respect of any final fraction of a share make a payment in cash based on the Purchase Price.

7.        RESERVATION OF SHARES

          The Company will reserve and keep available a sufficient number of shares of Common Stock to satisfy the requirements of this Option and any other outstanding Options. Before taking any action which would cause an adjustment reducing the Purchase Price below the then par value of the shares of Common Stock issuable upon exercise of this Option, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Purchase Price.

8.        MERGER, ETC.

          The Company shall not effect any consolidation, merger or sale of substantially all of its property to any other corporation, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the Holder at the address indicated in Section 9, the obligation of such corporation to deliver to the Holder shares of stock, securities or property as, in accordance with the provisions of this option, the Holder may be entitled to purchase and to perform and to observe each and every covenant and condition of this option to be performed and observed by the Company.

9.        NOTICES

          All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first class postage prepaid:

               (i) if to the Holder, at 919 Third Avenue, New York, New York 10022 or at such other address as may have been furnished to the Company in writing by the Holder;

               (ii) if to the Company, at 2950 Lake Emma Road, Lake Mary, Florida 32746, Attention: Secretary, or at such other address as may have been furnished to the Holder in writing by the Company.

10.       ASSIGNMENT

          The Holder may not sell, transfer or assign this Option, in whole or in part, except to Robert D. Goldstein ("Goldstein"). In the event of such transfer or assignment to Goldstein, Goldstein shall assume all of the rights and obligations of the Holder hereunder, including, but not limited to, the obligation not to further sell, transfer or assign this Option.

          WITNESS the seal of the Company and the signatures of its duly authorized officers.

Dated:  as of April 7, 1998

                                       RECOTON CORPORATION


                                       By:    /S/ JOSEPH H. MASSOT
                                              ---------------------------------
                                       Name:  JOSEPH H. MASSOT
                                       Title: Vice President & Treasurer
Attest:

/S/ STUART MONT
-----------------------
(SECRETARY)

AGREED:

THE EQUITY GROUP, INC.


BY: /S/ ROBERT GOLDSTEIN
------------------------
Name:  Robert Goldstein
Title: President

                                SUBSCRIPTION FORM

                          To be executed by the Holder
                           Upon Exercise of the Option

                               RECOTON CORPORATION

          The undersigned hereby exercises the right to purchase _____ shares of stock covered by this option at the Purchase Price of $ according to the conditions thereof and herewith makes payment of the Purchase Price of such shares full.

                                       Signature_______________________________

                                       Address_________________________________

                                              _________________________________